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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            -------------------------

                                    FORM 8-K
                                 Current Report
                     Pursuant To Section 13 Or 15(D) Of The
                         Securities Exchange Act Of 1934





Date of Report (Date of earliest event reported):         June 27, 2002
                                                   -----------------------------



                        KEYCORP STUDENT LOAN TRUST 2001-A
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         Delaware                     333-62624-02              36-4444932
-----------------------------  --------------------------  ---------------------
      (State or Other            (Commission File Number)   (I.R.S. Employer
Jurisdiction of Incorporation)                              Identification No.)




c/o Key Bank USA, as Administrator, 800 Superior Avenue, Attn: Frances Byrd, Cleveland, Ohio 44114
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)


Registrant's Telephone Number, Including Area Code:   (216) 828-9357
                                                    ----------------------------


                             Exhibit Index on Page 4


                                Page 1 of 8 pages


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 Item 5.  OTHER EVENTS



On June 27, 2002, the KeyCorp Student Loan Trust 2001-A (the "Trust") made its regular, quarterly distribution of funds to holders of the Trust's Floating Rate Asset Backed Notes and distributed the Noteholder's Statement, filed herewith as Exhibit to this Form 8-K, to Noteholders of record.


In reliance upon certain no-action letters, including a letter dated May 9, 1997, issued by the Chief Counsel, Division of Corporate Finance of the Securities and Exchange Commission relating to the KeyCorp Student Loan Trust 1996-A, Registration No. 333-4274, the Trust is hereby filing the Noteholder's Statement reflecting the Trust's activities for the period ending May 31, 2002, including a statistical summary of the delinquency and default characteristics of the Trust's student loan portfolio as of such date.


Item 7.     EXHIBIT

Exhibit 99(a) -  Noteholder's Statement






                                Page 2 of 8 pages


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 27, 2002




                                    KeyCorp Student Loan Trust 2001-A


                                    By:   Bank One, National Association, not in
                                          its individual capacity but solely as
                                          Eligible Lender Trustee on behalf of
                                          the Trust



                                    By:          /S/ JEFFREY L. KINNEY
                                          --------------------------------------
                                                 Jeffrey L. Kinney
                                                 Vice President





                                Page 3 of 8 pages

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                                  EXHIBIT INDEX





Exhibit

99(a)    Noteholder's Statement                                            5

















                                Page 4 of 8 pages